U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2022
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADES	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 16, 2022, Advanced Emissions Solutions, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders voted to approve the Advanced Emissions Solutions, Inc. 2022 Omnibus Incentive Plan (the "2022 Plan") and authorized the issuance of up to 1,250,000 shares of common stock thereunder plus certain shares remaining available under the Company's 2017 Omnibus Incentive Plan as of May 16, 2022. The 2022 Plan provides for the grant of options (both nonqualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance share units, and other stock-based awards and cash-based awards to employees, directors, and consultants of the Company or its subsidiaries
A summary of the 2022 Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2022, as supplemented on May 5, 2022 (the "2022 Proxy Statement"). That summary and the foregoing description of the 2022 Plan is qualified in its entirety by reference to the full text of the 2022 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, stockholders considered and voted on five proposals. The proposals, number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter are set forth below, which constitute the final voting results from the Annual Meeting. All of the director nominees were elected to the Company's Board of Directors. The other four proposals were approved.
On March 22, 2022, the record date for the Annual Meeting, 18,841,000 shares of the Company’s common stock were issued and outstanding.

(1)	Proposal:	Election of four directors to the Company's Board of Directors.

	Votes
Director Name	For	Withheld	Broker Non-Votes
Carol Eicher	8,044,637	2,040,769	3,405,930
Gilbert Li	8,886,521	1,198,885	3,405,930
J. Taylor Simonton	8,068,097	2,017,309	3,405,930
L. Spencer Wells	8,487,916	1,597,490	3,405,930

(2)	Proposal:	Approval, on an advisory basis, of the Company's compensation paid to named executive officers, as disclosed in the 2022 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related narrative discussion).

Votes
For	Against	Abstain	Broker Non-Votes
8,169,599	1,809,536	106,271	3,405,930

(3)	Proposal:	Ratification of the Audit Committee's selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes
For	Against	Abstain	Broker Non-Votes
13,350,132	89,930	51,274	N/A

(4)	Proposal:	To approve the Advanced Emissions Solutions, Inc. 2022 Omnibus Incentive Plan.

Votes
For	Against	Abstain	Broker Non-Votes
7,666,607	2,330,129	88,670	3,405,930

(5)	Proposal:	To approve the Fifth Amendment to Tax Asset Protection Plan by and between the Company and Computer Share Trust Company , N.A., as rights agent.

Votes
For	Against	Abstain	Broker Non-Votes
9,373,488	646,055	65,863	3,405,930

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Advanced Emissions Solutions, Inc. 2022 Omnibus Incentive Plan.
10.2
Fifth Amendment to Tax Asset Protection Plan dated as of March 15, 2022, by and between the Company and Computershare Trust Company, N.A., as rights agent, incorporated by reference to Exhibit 4.6 to the Company's report on Form 8-K filed March 16, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 17, 2022

Advanced Emissions Solutions, Inc.
Registrant

/s/ Greg Marken
Greg Marken
Chief Executive Officer

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